Exhibit 10.39

AGREEMENT

THIS AGREEMENT is executed on June 30th, 2023, to confirm and document certain actions completed and agreements made by and among: (i) JP Outfitters, LLC, a Delaware limited liability company (“JPO”), (ii) Sterling Apparel Limited, a Hong Kong limited company (“Sterling”), and (iii) Santai Global Asset Management, Ltd. fka Santai Biotechnology Research Institute Company Limited, a Hong Kong limited company (“Santai”). JPO, Sterling and Santai referred to herein individually as a “Party” and collectively as the “Parties”.

BACKGROUND

A. JPO and Santai entered into a Capital Contribution Acknowledgement and Consent dated September 14th, 2022 (“CCAC”).

B. The CCAC described certain actions taken with respect to amounts owed to Sterling by JPO and payments by Santai to Sterling which affect the capital of Santai in JPO.

The CCAC is hereby incorporated herein by reference.

In light of the Background described above, the Parties hereby acknowledge and consent to the following:

1. Sterling has sold and supplied apparel and other items to JPO and has a receivable from JPO in excess of $6,000,000 as of June 30, 2023.

2. JPO had a note payable to Santai totaling $3,000,000 as of June 30, 2023.

3. After taking into consideration the effect of the CCAC, Santai has agreed to acquire from JPO the trade payable due to Sterling in the amount of US$6,000,000 as stated in (1) above, reducing the debt due to Sterling by JPO in a like amount and increasing a debt due Sterling by Santai in a like amount.

4. Santai now agrees to convert the note receivable of $3,000,000 from JPO as stated in (2) above and the trade receivable of $6,000,000 from JPO it just acquired from Sterling as stated in (3) above into capital contribution to JPO. Hereafter, JPO will convert $6,000,000 of its trade payable and $3,000,000 of its note payable into equity, and Santai will record a trade payable to Sterling of $6,000,000, and convert a $6,000,000 receivable and a $3,000,000 note receivable from JPO into equity.

5. From time to time after hereafter, Santai may agree to pay additional amounts to Sterling or acquire debts payable to Sterling on behalf of JPO.

6. Sterling and JPO have agreed to determine a repayment schedule for JPO to pay off the balance of its accounts payable due to Sterling.

Signature Page to Acknowledgement and Consent

JP OUTFITTERS, LLC	STERLING APPAREL LIMITED

By:	By:
Title:	Title:

SANTAI GLOBAL ASSET MANAGEMENT, LTD
FKA SANTAI BIOTECHNOLOGY RESEARCH
INSTITUTE COMPANY LIMITED

By:
Title: